CLS

CANNABIS LIFE SCIENCES

Investor Presentation

CLS Holdings USA, Inc.

OTCQB: CLSH / CSE: CLSH.CN

September 2019

Forward Information and Risk Acknowledgement

This document contains “forward-looking statements” and “forward-looking information” within the meaning of applicable securities law (collectively, “forward-looking information”) with respect to the Company and its acquisition target, In Good Health, Inc., including, but not limited to; expectations regarding growth of the Company’s Nevada operations and In Good Health, projections of financial results for the Company’s Nevada operations, In Good Health’s operations, and the pro forma combined operations assuming the Company acquires In Good Health as anticipated, completion of the financing, exercise of the option to acquire, and closing of the In Good Health transaction, expansion of In Good Health’s facilities and ramp up of production to full capacity of the facilities, completion of the Company’s expansion plan for its Nevada operations and the completion of its new processing facility using its patented technology, the Nevada and Massachusetts markets for cannabis, the potential yield and revenue of the Company’s and In Good Health’s facilities, and any other statement that may predict, forecast, indicate or imply future plans, intentions, levels of activity, results, performance or achievements, and involve known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking information. Often, but not always, forward-looking information can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “anticipates”, “will, “projects”, or “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Except for statements of historical fact, information contained herein constitutes forward-looking information.

Forward Information and Risk Acknowledgement

Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management at the date the statements are made including among other things assumptions about: completion of the financing, exercise of the option to acquire and closing of the In Good Health transaction, completion of the build-out of the Company's Nevada and In Good Health's Massachusetts facilities, favorable equity capital markets; the ability to raise sufficient capital to finance the acquisition of In Good Health; favorable operating conditions; political and regulatory stability; obtaining all required licenses and permits; receipts of governmental approvals and permits and all necessary third party financing on favorable terms; sustained labor stability; stability in financial and capital goods markets; the pricing of various cannabis products; and the level of demand for cannabis products. Although the Company considers these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties, contingencies and other factors that could cause actual performance, achievements, actions, events, results or conditions to be materially different from those projected in the forward-looking information. Many assumptions are based on factors and events that are not within the control of the Company and there is no assurance they will prove to be correct.

This presentation contains "forward-looking statements" made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "believe," "estimate," "expect," "goal," "intend," "plans," "project," "seek," "target," and variations of such words and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to certain risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed by the forward-looking statements, including, but not limited to, the factors mentioned above. In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K Quarterly Reports on Form 10-Q, including but not limited to the discussion under "Risk Factors" therein, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Information Provided by Others

The facts, estimates, forecasts and other information regarding In Good Health, Inc. and the Massachusetts cannabis market were obtained from In Good Health, Inc., are theirs alone, and do not represent predictions of CLS Holdings or its management. CLS Holdings does not, by reference to this information, imply its endorsement of or concurrence with such information, conclusions or recommendations.

The information set forth on the slides 8 and 14 was provided by Canaccord Genuity, llc. Please refer to the slide “Cap Table” for an important note regarding reliance on this information.

Company Milestones

Completed purchase of Oasis Cannabis Dispensary in Las Vegas

Successful completion of multiple capital infusions

Rapid growth of City Trees brand

Commenced build out of proprietary conversion and extraction facility

Obtained a final receipt from the OSC for a longform prospectus

Entered into an agreement in Massachusetts

Obtained patents for extraction IP in the US, EU and Canada

USD $5.5 million cash

Investment Overview

Oasis Cannabis dispensary in downtown Las Vegas supported by City Trees branded products and cultivation

- Voted best dispensary for Pot Pros March 2019
- Currently completing over 650 orders per day at ~$45 per order
- Phased buildout of 25,000 sf cultivation and production facility to produce up to 6,600 lbs per year at full capacity Q4 2019 completion

CLSH locks up Massachusetts' asset via In Good Health Brockton

- Brockton opened in 2015 as the 2nd medical dispensary in Massachusetts and currently serves over 225 patients per day
- Recently received adult use recreational license

Expanding national footprint creates licensing opportunities for core extraction technologies

- CLSH's proprietary extraction and conversion process has been patented with the US Patent Office
- Processing services to be offered to third party producers in two major U.S. cannabis markets on a fee per gram of oil basis

Strength of Management team and Board to lead future growth through M&A

- Track record of successfully raising capital and integrating acquisitions; Oasis and IGH Founders to maintain key CLSH roles
- Unique strengths in start-ups, business management, community involvement and organizational leadership



Oasis voted best dispensary for Pot Pros March 2019

Our Target Markets

Nevada and Massachusetts

Low Geographic Coverage

60 licensed medical dispensaries and Under 30 recreational license granted for retail

Only 45 dispensary licenses issued in greater Las Vegas area

Nevada Market


NV Medical
NV Recreational
US$M
$266
$474
$535
$712
$803
$980
'17E
'18E
'19E
'20E
'21E
'22E



Massachusetts Market


MA Medical
MA Recreational
US$M
$151
$374
$578
$755
$977
$1,159
'17E
'18E
'19E
'20E
'21E
'22E

Additional License Opportunities

- Under 30 provisional recreational retail licenses issued in MA

Recreational Use Approved

- Massachusetts approved on November 8, 2016
- Nevada approved on July 1, 2017

Significant Market Potential

- Population of 6.9M in Massachusetts with >3M within a 35 mile radius of the Brockton location; 54k registered patients
- Population of 3.0M in Nevada with over 50k registered patients; Las Vegas hosts more than 42M tourists every year

Note: Nevada and Massachusetts market data reflect estimates provided by Canaccord Genuity's US equity research team

Oasis Cannabis Dispensary

Top Dispensary in Las Vegas


OASIS
CANNABIS
DISPENSARY

Additional License Opportunities

- Open 24 hours / 7 days a week
- Walking Distance from the Strip and Downtown Las Vegas
- Home Delivery to locals
- Operating since 2015

Highlights

- Phased buildout of 25,000 sf cultivation
- Production facility to produce 6,600 lbs per year at full capacity
- Completing an average of 650 orders per day at $45 per order
- Serves over 19,500 retail and medical customers a month

City Trees

About

Focused on quality & sustainability, we bridge the gap between the city and the trees.

Production and Cultivation facility based out of North Las Vegas, Nevada.

We provide Nevada with high quality THC distillate products infused with terpenes in either effect-based or strain-specific flavors.

We use ethanol-distilled pure THC distillate and botanically derived terpenes to create our vape products. We never use Vitamin E Acetate, Propylene Glycol, Vegetable Glycerin, Polyethylene Glycol, Medium Chain Triglyceride oil, or any other additives in our vape products.

In addition to vape products, we also have a separate line of ingestible products (Tinctures & capsules)


CITY TREES


10:1
CBD:THC

CITYTREES

Cultivation Production Distribution

Fastest Growth Capturing Market Share

75%	2017
Available dispensaries and counting	Founded


City Caps
10 CAPSULES


CBD
REST
RISE

Wide Variety of Products, Consistent Results

- Disposable Vape Pens and Cartridges
- Ingestible Capsules
- Tinctures
- Premium Dab Oil Applicators

@CITYTREESVEGAS

We love convenience, but we love our planet much more!

All proceeds generated are donated to the Arbor Day Foundation.

We recycle any battery, any brand.
It does NOT need to be City Trees.


CITYTREES
REDUCE
REUSE
RECYCLE

CENTR CBD WATER

Exclusive Nevada Distribution

CLS has entered into an exclusive agreement with CENTR CBD Water and has begun to distribute their 15mg and 30mg sparkling CBD beverages to cannabis dispensaries throughout Nevada.


CENTR™
Sparkling CBD Drink
15mg CBD
12 fl. oz.
CENTR™
Sparkling CBD Drink
30mg CBD
12 fl. oz.

General Massachusetts Market Overview


Massachusetts Market
MA Medical
MA Recreational
US$M
$151
$374
$578
$755
$977
$1,159
'17E
'18E
'19E
'20E
'21E
'22E

Low Geographic Coverage

60 licensed medical dispensaries and
Under 30 recreational license granted for retail

Early Stage Market

- Low quality of product
- Equal playing field
  - 100k sf per grow
- Only 3 medical licenses and 3 recreational licenses per license holder

Additional License Opportunities

- Under 30 provisional recreational retail licenses issued in MA

Significant Market Potential

- Population of 6.9M in Massachusetts with >3M within a 35 mile radius of the Brockton location; 54k registered patients

Recreational Use Approved

- Massachusetts approved on November 8, 2016

Note: Massachusetts market data reflect estimates provided by Canaccord Genuity's US equity research team

Massachusetts

Recreational Dispensary Locations



MASSACHUSETTS
WILLIAMSTOWN
GREENFIELD
MONTAGUE
GARDNER
AYER
SALISBURY
GEORGETOWN
SALEM
DALTON
PITTSFIELD
AMHERST
HUDSON
NEWTON
NORTHAMPTON
MALBOROUGH
BROOKLINE
GREAT BARRINGTON
EASTHAMPTON
LEICESTER
WORCESTER
CHICOPEE
JXBRIDGE
good health
BROCKTON
SOMERSET
WAREHAM
FALL RIVER
NANTUCKET

As seen in the map above, the one area in Massachusetts with no recreational dispensary coverage is Brockton/ Plymouth County. With the approval of their recreational license, In Good Health is poised to capitalize on the market opportunity.

Massachusetts

Investment Overview

Investments

- $5M loan and agreement in place to acquire In Good Health and its Brockton facility, one of 60 licensed medical dispensaries and one of only 30 recreational dispensaries in Massachusetts

Dispensary and Cultivation

- Brockton dispensary generating ~$1.0M revenue per month before the introduction of recreational-use
- Producing flower at a rate of 9,000 lbs per year
- Brockton dispensary was recently awarded an adult use recreational license

Retail flower prices of ~$7,000 per lb

Limited number of State licenses issued



Advantages of Being a Multi-State-Operator

Cross promote brands

Product expansion and licensing, ability to sell and market brands over a larger geography

Economies of scale and streamlining of operations

Shared knowledge among different states

Ability to leverage growth, operational and marketing experience in Nevada


FINANCIAL CRISIS
Company's Growth

Brockton Acquisition

Deal Terms

$50M total investment consideration

Terms

- $35M cash
- $10M seller note 5 year at 6% interest with a balloon at year 5
- $5M equity/stock to be issued in January of 2020



Massachusetts

Growth Opportunities

INITIAL FOOTPRINT – 18,000 sf of the 26,000 sf facility dedicated to cultivation

- Currently producing 21 strains at a rate of 3,400 lbs of flower per year
- 1,200 lbs are allocated for extraction which is operating at full capacity
- Extraction will triple output with the expansion of the facility

2019 EXPANSION – 30,000 sf facility of which 20,000 is for cultivation

- Current capacity 9,000+ lbs
- Adult use license awarded in September 2019
- Establish recreational presence through high quality, popular cannabis strains

Production space will double to 2,000 sqft to meet demand for concentrates, edibles and infused product

- Brockton produces extracts, edibles and infused water under the Infinity brand
- IGH is one of the limited distributors of PAX vape pens, Manna transdermal patches and Quicksilver sublingual products through 2020

Option Agreement: Terms

- US $35M
- Remaining $10M seller note at 6% interest
- $5M stock valued at market price January 2020

Brockton cultivation, production & dispensary facilities located at 1200 W. Chestnut St.

In Good Health

Brockton Dispensary Overview

Vertically integrated with cultivation, production and dispensary licenses in southeastern Massachusetts

Highlights

- Brockton has a history of being one of the top medical dispensaries in Massachusetts, serving 25,000 registered patients and delivering to 2,800 homes
- Recently granted an adult use recreational license
- > 300,000 transactions processed since 2015; Average dispensary sale is $125 and the average delivery sale is $225
- Capacity to serve 1,500 customers per day utilizing 10 registers

2015
Operational as a medical cultivator and dispensary

2018
Added wholesale production operations

Current
Adult use license from the city of brockton, MA awarded in Q3 2019

1,500 sf
Dispensary in Central location

78
Lights

60
Day cycle

5.3
Harvests Per Year Per Room

130 to 160
Lbs per strain

In Good Health

Brockton Construction / Future Outlook


Previous Footprint
Expansion
26,000 sf
30,000 sf



Construction

26,000 sf	Initial facility
30,000 sf	With expansion

Future Outlook

- Further dispensary additions via acquisition or construction
- Technology licensing to exploit proprietary extraction process

In Good Health

Product Inventory

Flower

1. Packaged Flower
    - 20+ varieties grown
    - Indica, Sativa and Hybrid options
    - Available in grams, 1/8 oz, and 1/4 oz packages
2. Slim Pre-Rolls
    - 1g of flower in each pre-rolled cone
    - Indica, Sativa and Hybrid options
3. Mini Pre-Rolls
    - 5g of flower in each mini pre-rolled cone
    - Indica, Sativa, and Hybrid options
4. Slim Tins
    - 5 pack of slim pre-rolls (5g total flower)
    - All pre-rolls in pack are the same strain
    - Available in Indica, Sativa, and Hybrid options

Edible MIPS (Marijuana Infused Products)

1. Lozenges
    - Sold in 100mg and 250mg packs
    - Common flavors include lemon, raspberry, blood orange, grapefruit
    - Gluten free product
2. Gummies
    - 5-10mg each
    - Sold individually and in multi-packs
    - Variety of flavors and doses
    - Must refrigerate
3. Chocolate Bars
    - Milk, dark or white chocolate
    - 50mg, 100mg, and 200mg options
    - Scored into 20 evenly dosed sections
4. Infinity Pearls
    - 5mg or 10mg chocolate bits
    - Milk, dark or white chocolate
    - Smaller than a Hershey Kiss, larger than a chocolate chip
5. Chocolate Fudge
    - 25mg dose
    - Gluten free recipe, contains dairy
6. Infusions - When cannabis oil is introduced to an existing substance
    - Peanut Butter, olive oil, honey
7. Capsules
    - CBD and THC options
    - 125mg and 250mg packs
    - Made with coconut oil
    - Low sugar option
8. Nano Technology Tincture Spray
    - 100mg dose (10mL bottle)
    - Fast acting sublingual spray
    - CBD and THC options
    - Flavored and unflavored options
9. Chocolate Fudge
    - 25mg dose
    - Gluten free recipe, contains dairy

In Good Health

Product Inventory

Non-Edible MIPS (Topicals)

1. Topical Stick
   - Small and large stick options
   - Doses range from 100mg to 500mg
   - Coconut oil and shea butter base
   - Generally dosed higher in CBD than THC
2. Suppositories
   - Coconut oil base
   - 50mg dose
   - Comes with Sephure applicator
3. Transdermal Patches (Manna Molecular)
   - 10-12 hour slow release
   - 25mg, 35mg, 40mg
   - CBD and THC varieties

Concentrates

1. Rick Simpson Oil (RSO)
   - Full plant ethanol extract
   - Average TAC 70-85%
   - THC and CBD options
   - Thick, tar-like consistency
   - Fully decarboxylated concentrate
   - Primarily used for oral consumption
2. Co2 Oil
   - Supercritical carbon dioxide fluid extraction
   - Average TAC 70%
   - Brown to bright orange or amber in color
   - Range of consistencies from oily and waxy to crumble or shatter-like
   - Vaporization is primary use
3. Distillate
   - Rick Simpson Oil that has been further distilled and refined
   - Average TAC 90%+
   - THC and CBD options
   - Thick, tar-like consistency
   - Fully decarboxylated (active THC)
   - May be smoked, vaporized, eaten or used topically
   - Great for making edibles, will not alter flavor of recipe

Vape Cartridges

1. Classic Cartridges
   - 60% TAC and under
   - Available in 0.5 and 1 mL sizes
   - Made with distillate blended with natural botanical terpenes
   - All classics produced with vaping additive polyethylene glycol (PEG) for better flow
   - Cartridge itself is plastic with a wick system
   - 510 threading on cartridge
2. Premium Cartridges
   - Above 80% TAC
   - No PEG
   - Made with our distillate blended with in house steam distilled terpenes
   - Glass and metal cartridge with 510 threading
3. PAX Pods
   - Pod based system
   - Premium pods are made with distillate blended with natural botanical terpenes
   - Ultra-premium pods are made with distillate blended with in house steam distilled terpenes
   - Each pod is engraved with strain name and type

Product Innovation

Manna Transdermal Patches



The manna Molecular Science cannabis transdermal patch is the first cannabis optimized patch that has been developed by real pharmaceutical scientists from MIT and Genzyme using state-of-the-art product design and research methods. It works for all cannabinoids, and is meant to work with high quality whole-plant cannabis extracts that are then printed on each patch with pharmaceutical quality. Variable in strength and in cannabinoid profile, we rely on our patients to demand what's right for them. And when they do, we deliver. Each patch is latex and allergen free and delivers the dose automatically through the skin over the course of 12 hours. It's perfect for travel, sleep, or for work, as you typically feel an elevated mood and symptomatic relief without the visible signs of cannabis use.

In Good Health

Competitive Advantage

Medical Business Prior to Receiving Recreational License

25,000	2,800
Registered patients	Registered delivery patients

Home Delivery

Avg price of sale $225/order

Hub for Delivery

Dispensary locations

- First mover advantage
- Fully integrated
- Seed to sale all under one roof
- Better quality product
- Best in class grow
- Controls supply chain
- Establish brand in 80% of dispensaries
- Recreational dispensary has 150 parking spaces
- Awarded one of the limited adult use recreational licenses
- Able to handle 1,500 customers per day

In Good Health

New Brand Identity


in
good
health

In Good Health

New Brand Identity


in
good
health
DISPENSARY


115 1/2"
in
good
health
DISPENSARY
180"

CLS Management & Boards of Directors

Management Team

Jeffrey Binder Co-Founder, Chairman & CEO	• Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses • Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator.
Greg Carlson CFO	• Mr. Carlson brings over twenty years of accounting and finance related experience in the gaming, lodging, real estate and retail industries to CLS. Most recently, • Mr. Carlson assisted the private company that owns the Essence Cannabis Dispensaries and Desert Grown Farms cannabis wholesale facility in Las Vegas, NV close its books and prepare financial statements in connection with its year-end audit and sale for US$290 million to a public company in the cannabis industry, known as Green Thumb Industries
Ben Sillitoe CEO, CLS Nevada	• Co-Founder of Oasis Cannabis and current CEO of CLS Nevada; • Mr. Sillitoe has been actively involved in the Las Vegas cannabis industry, serving on the Board of Directors for the Nevada Dispensary Association (NDA) for over two years • Mr. Sillitoe earned his Bachelor of Science in Business Administration with a major in Managerial Finance from UNLV.

Board of Directors and Founding Members

Andrew Glashow President & COO, Director	• Mr. Glashow is the Managing Director and Founder of New World Merchant Partners, an investment banking firm specializing in microcap transactions in the $5M to $50M range • Prior to New World Merchant Partners, he was a Partner in STAR Associates, a corporate finance firm specializing in the placement of capital for small and emerging growth companies • Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.
Raymond Keller Founder of CLS Labs & Advisor	• Mr. Keller is a biologist and chemist who developed and secured intellectual property rights related to extraction and conversion of cannabinoids from the cannabis plant • Founder and CEO of GoodCat, LLC, an FDA-licensed laboratory that produces e-cigarette liquid for distributors and brands • Mr. Keller graduated from the College of Charleston with a degree in Biology in 1989
Frank Koretsky Co-Founder & Director	• Mr. Koretsky has served as the President of East Coast News Corp., a leader in consumer packaged goods, since 1995 • As a result of business experience, Mr. Koretsky brings a strong background in management, marketing and branding to CLSH

In Good Health Management & Boards of Directors

Management Team

David Noble
Chief Executive Officer, President

David Noble was responsible for submitting a winning application to be one of the first licensed RMD in the state of Massachusetts. Mr. Noble oversaw the design and construction of the IGH facilities and their multiple expansions. David has grown the company from the initial ten employees to what is now approaching over 100 employees as well as the exponential growth of the business. Mr. Noble oversees and implements the sops for running the entire dispensary as well acting as the direct liaison to DPH/CCC to ensure the companies compliance to all regulations resulting in IGH having one of the highest compliance records in the State. David's knowledge of this business and industry has had other operators and investors seeking out his advice and guidance in the Massachusetts Cannabis industry. Prior to IGH Mr. Noble worked over a decade running nursing home facilities with an excess of 250 employees. His direct management was responsible for turning unprofitable nursing homes into profitable ones.

In Good Health Management & Boards of Directors

Management Team

Barry Kirshner, CPA Chief Financial Officer	Barry Kirshner has been alongside the CEO since the inception of IGH in preparing a winning application for a licensed RMD. Mr. Kirshner is a licensed Certified Public Accountant who oversees all financial matters of the company including financing, leasing, capital equipment procurement, cash management, financial statements, budgets, audit, tax planning, and tax filings. Barry works very closely with the CEO, Mr. Noble, in strategic planning for the company. Mr. Kirshner has over forty years experience in public accounting, private accounting, as well as management experience as president and CEO of his own manufacturing company.
Long Nguyen Controller	Long is responsible for the daily accounting cash reconciliations, accounts payable, and employee benefit administration. Long works closely with the CEO and CFO in developing monthly, quarterly, and yearly management reports. Previously, he worked for State Street Corporation as a financial administrator. Responsibilities such as audit, tax, and financial reporting.
Jordan Mello Director Of Cultivation	Jordan Mello is director of cultivation at IGH he is responsible to for all marijuana cultivation including seeds/cloning, vegetation, flowering, and curing/drying. He has bred and developed a number of his own strains which were and are still well received amongst patients and the marijuana industry. Mr. Mello has the charge for quality control, testing, developing strains, and crop growth. Jordan has been instrumental in the design and building of our grow expansion as well as consulting for other grow facilities within the state. Mr. Mello began his career at IGH's inception and has become one of the premier growers in the state with one of the highest lab passing rates.

James Treweek Vice President of Operations	James Treweek oversees the day to day operation of the manufacturing and retail departments of IGH. He is responsible for the flow and handling of products from the harvest, trim, mip processing, to finish packaging for retail sales. Mr. Treweek started his career with IGH with the delivery program and grew it into a profit center for the company before being promoted to VP of Operations. Prior to IGH James has over 20 years experience in operations working for companies within the healthcare field. Previously, overseeing over 3,500 employees both direct and indirectly.
Rodereck Tayag Director of Security	Rodereck has been Director of Security since IGH's inception. Mr. Tayag designed and over saw the construction of our security systems including video surveillance equipment and several expansions. Rodereck is responsible for providing a safe and secure environment for patients, staff, and customers. Mr. Tayag recruited former Law Enforcement officers as part of his security team with the strongest of safety goal in mind. He wrote and implemented the SOP's for all security protocols to ensure safety as well as prevent and detect diversion. Prior to his career at IGH, Mr. Tayag had over a decade of experience in security with the TSA, writing and teaching protocol to TSA agents.

Nevada Operating Results

Oasis Cannabis	2019		2018		YOY % Increase	
Oasis Cannabis Sales Comparison	# of Customer Orders	2019 Sales	# of Customer Orders	2018 Sales	# of Customer Orders	Sales
Jan	10,908	$478,870	9,469	$401,534	15%	19%
Feb	10,420	$455,863	8,396	$383,567	24%	19%
Mar	12,937	$561,181	10,138	$485,085	28%	16%
Apr	15,040	$652,500	9,629	$444,070	56%	47%
May	16,008	$684,500	9,416	$441,613	70%	55%
June	16,539	$679,184	8,787	$416,203	88%	63%
July	16,674	$659,171	8,185	$371,250	103%	77%
August	19,235	$746,174	9,165	$405,357	110%	84%
Total Customers	117,761	$4,917,44	73,185	$3,348,679	62%	47%

City Trees	2019		2018		YOY % Increase	
City Trees 3rd Party Sales	# of Distinct Customers	2019 Sales	# of Distinct Customers	2018 Sales	# of Distinct Customers	Sales
Jan	28	$258,683	9	$147,184	211%	76%
Feb	26	$471,659	12	$206,553	117%	128%
Mar	30	$507,426	18	$376,035	67%	35%
Apr	32	$489,074	17	$236,456	88%	107%
May	46	$373,440	10	$129,665	360%	188%
June	46	$367,059	14	$117,005	228%	214%
July	46	$411,697	14	$209,326	228%	97%
August	46	$417,908	14	$252,134	228%	66%
Grand Total/Avg %		$3,296,946		$1,674,358	191%	114%

*OASIS: 42.41% GROSS MARGIN; CITY TREES: 45.77% GROSS MARGIN; COMBINED: 43.66% GROSS MARGIN

CLS Nevada

Financials*

	E2019	E2020	E2021
Annual Revenue	$14,208,480	$17,118,840	$19,686,666
EBITDA	$2,170,188	$4,140,804	$4,761,925



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$14,208,480
$17,118,840
$19,686,666
$2,170,188
$4,140,804
$4,761,925
E2019
E2020
E2021
Annual Revenue
EBITDA

*Pro Forma financial performance as if CLS Holdings had acquired IGH on January 1, 2019

In Good Health

Financials



In Good Health Actual and Projected Revenue and EBITDA
Annual Revenue
EBITDA
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$10,763,782
$3,750,000
$11,092,928
$4,277,085
$17,486,455
$6,337,082
$51,745,000
$27,049,739
$67,310,000
$28,301,892
A2017
A2018
E2019
E2020
E2021

CLS Holdings + IGH

Pro Forma Financials

	E2019	E2020	E2021
Annual Revenue	$31,694,935	$68,863,840	$86,996,666
EBITDA	$8,507,270	$31,190,543	$33,063,817

Annual Revenue EBITDA



$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$31,694,935
$8,507,270
$68,863,840
$31,190,543
$86,996,666
$33,063,817
E2019
E2020
E2021

Cap Table

Shares Outstanding	126,420,345
Warrants ($.34 - $1.25)	62,925,300
Convertible Notes	22,375,000
Fully Diluted	211,720,645
Cash On Hand (as of August 31, 2019)	$5,500,000

Expiry Date	Exercise Price	#Warrants
30-Nov-21	$0.34	4,635,684
30-Nov-21	$0.49	33,463,826
6-Feb-22	$0.50	1,740,000
21-Feb-22	$0.50	160,000
28-Feb-22	$0.50	130,000
29-Mar-22	$0.50	706,500
30-Jul-21	$0.60	7,500,000
7-Aug-21	$0.60	6,875,000
14-May-23	$0.60	3,125,000
15-Nov-20	$0.75	350,000
5-Feb-21	$0.75	400,000
12-Feb-21	$0.75	40,000
20-Feb-21	$0.75	25,000
2-Mar-21	$0.75	412,500
9-May-21	$0.75	25,000
12-Dec-21	$0.80	2,015,100
12-Dec-21	$1.10	295,500
28-Feb-23	$1.25	1,026,190

Analyst Coverage

Firm: Canaccord Genuity LLC (US) Analyst: Bobby Burleson

CLS Holdings USA, Inc. is followed by the analysts listed above. Please note that any options, estimates or forecasts regarding CLS Holdings USA, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of CLS Holdings USA, Inc.'s management. CLS Holdings USA, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

OASIS CANNABIS DISPENSARY

in good health

CITYTREES

CLS

CANNABIS LIFE SCIENCES

Jeffrey Binder
Chairman / CEO

Andrew Glashow
President & COO

T: 888.438.9132 E: andrew@clsholdings.com Visit clsholdingsinc.com